Exhibit 99.1

1700 South Patterson Boulevard Dayton, OH 45479 NEWS RELEASE

For media information:	For investor information:

Janet Brewer	Gregg Swearingen
NCR Corporation	NCR Corporation
(937) 445-6779	(937) 445-4700
janet.brewer@ncr.com	gregg.swearingen@ncr.com

For Release on July 31, 2007

NCR Corporation Announces Teradata Board Members and Interim CFO

James Ringler will serve as chairman of the Teradata board; directors will assume responsibilities in connection with the strategic separation of Teradata from NCR

DAYTON, Ohio - NCR Corporation (NYSE: NCR) today announced the expected board of directors for Teradata Corporation, the independent company that will be created through the strategic separation of NCR’s data warehousing business. These directors are expected to assume their new responsibilities in connection with the completion of the spin-off transaction, which is anticipated to occur by the end of the third calendar quarter of 2007, subject to customary conditions, including receipt of a ruling from the Internal Revenue Service and final approval by NCR’s board of directors.

James Ringler, current chairman of the NCR board of directors, will serve as chairman of the Teradata board. In addition to his role at NCR, Ringler serves on the boards of directors of The Dow Chemical Company, FMC Technologies, Autoliv and Corn Products International, and previously served as vice chairman of Illinois Tool Works Inc. and as chairman and chief executive officer of Premark International.

Other current NCR board members expected to join the Teradata board include: William Stavropoulos, former chief executive officer and chairman, and chairman emeritus of the board of directors, of The Dow Chemical Company, and a trustee to the Fidelity Group of Funds; Victor Lund, former chairman and chief executive officer of American Stores Company and former non-executive chairman of Mariner Health Care, Inc.; C.K. Prahalad, the Harvey Freuhauf Professor of Business Administration at the University of

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Michigan and a specialist in corporate strategy and the role of top management in large, diversified, multinational companies; and Pete Boykin, former president and chief operating officer of Computer Sciences Corporation. In addition, Mike Koehler, who currently leads the Teradata division of NCR, will be a member of the Teradata board. Koehler is expected to become CEO once the spin off is complete.

“The strategic guidance, expertise and continuity of leadership these individuals provide will serve Teradata well as it becomes a public company,” said Ringler.

“While Bill Stavropoulos, Vic Lund and I will be leaving the NCR board, C.K. Prahalad and Pete Boykin will continue to serve on NCR’s board in addition to joining the Teradata board. Additional NCR and Teradata directors are expected to be appointed in the future to address the specific needs of each company,” Ringler added.

Following the Teradata spin off, William Nuti will become chairman of the NCR board while continuing in his role as NCR chief executive officer. Linda Fayne Levinson, current NCR board member, will serve as lead independent director. Levinson is a former partner with GRP, a private equity investment fund. She serves on the boards of directors for The Western Union Company, Jacobs Engineering Group, Inc., Ingram Micro, Inc., Vendare Media Corporation and DemandTec, Inc. and is executive board chair for X1 Technologies, Inc.

In addition to Nuti, Prahalad, Boykin and Levinson, NCR’s board of directors will include: Mark Frissora, chief executive officer of the Hertz Corporation, and Gary Daichandt, former executive vice president of Cisco Worldwide Operations.

Interim Chief Financial Officer Named for Teradata

Robert Young has been named interim chief financial officer for Teradata Corporation. For the past seven years, he has served as chief financial officer of the Teradata Division of NCR. Young joined NCR in 1978, working in various financial management assignments in U.S. sales for the next nine years. Subsequent positions included management roles in Corporate Finance and Administration, the Financial Solutions Division and several other NCR operating units. Additionally, he served as general manager of NCR’s former Workstation Products Division in Augsburg, Germany.

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Young has a bachelor of science degree in business administration from Murray State University and a master of business administration from Georgia State University. He served as a U.S. Army officer prior to beginning his business career.

As previously announced, NCR shareholders as of the record date of the distribution are expected to receive one share of Teradata Corporation common stock for each share of NCR common stock they own at the completion of the spin off. Teradata Corporation has applied to have its common stock listed on the New York Stock Exchange under the symbol “TDC.” For more information related to the spin off, please see NCR’s web site at http://investor.ncr.com.

About NCR Corporation

NCR Corporation (NYSE:NCR) is a leading global technology company helping businesses build stronger relationships with their customers. NCR’s Teradata® data warehouses, ATMs, retail systems, self-service solutions and IT services provide Relationship Technology™ that maximizes the value of customer interactions and helps organizations create a stronger competitive position. Based in Dayton, Ohio, NCR (www.ncr.com) employs approximately 29,650 people worldwide.

About Teradata Division

Teradata ( www.teradata.com ), a division of NCR Corporation (NYSE:NCR), is the global technology leader in enterprise data warehousing, analytic applications and data warehousing services. Organizations around the world rely on the power of Teradata’s award-winning solutions to get a single, integrated view of their business to enhance decision-making, customer relationships and profitability. As a growing business, Teradata is always looking for outstanding talent. To learn more about Teradata career opportunities, visit www.teradata.com/careers.

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NCR and Teradata are trademarks or registered trademarks of NCR Corporation in the United States and other countries.

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Note to Investors

This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause NCR’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties include those relating to: the proposed separation of Teradata and NCR’s other businesses, including the ability of each to operate as an independent entity; the uncertain economic climate and its impact on the markets in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers and other general economic and business conditions; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies and enterprise data warehousing), including our ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on our ability to improve gross margins and profitability, especially in our more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining competitive leadership position with respect to our solution offerings, particularly data warehousing technologies; tax rates; ability to execute our business and reengineering plans; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-control measures being taken by the company; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors detailed from time to time in the company’s U.S. Securities and Exchange Commission reports and the company’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.